Exhibit 99.2

Mardi Gras Transportation System
Company, LLC
(An Indirect Wholly Owned Subsidiary of BP p.l.c)
Financial Statements
As of June 30, 2018 and December 31, 2017, and
For the Six Months Ended June 30, 2018 and 2017

Exhibit 99.2

MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)

UNAUDITED CONDENSED BALANCE SHEETS

	June 30, 2018	December 31, 2017
	(in thousands of dollars)
ASSETS
Equity method investments	$411,386	$422,438
Total assets	$411,386	$422,438

NET PARENT INVESTMENT
Net parent investment	$411,386	$422,438
Total liabilities and net parent investment	$411,386	$422,438

The accompanying notes are an integral part of the unaudited condensed financial statements.

Exhibit 99.2

MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

	Six Months Ended June 30,
	2018	2017
	(in thousands of dollars)
Revenue
Income from equity method investments	$24,865	$26,532
Total revenue	24,865	26,532
Costs and expenses
Operating expenses - related parties	1,877	5,444
General and administrative - related parties	2,128	2,173
Loss from disposition of equity method investments	—	480
Total costs and expenses	4,005	8,097
Operating income	20,860	18,435
Income tax expense	—	6,452
Net income	$20,860	$11,983

The accompanying notes are an integral part of the unaudited condensed financial statements.

Exhibit 99.2

MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)

UNAUDITED CONDENSED STATEMENTS OF CHANGES IN NET PARENT INVESTMENT

Net parent investment
(in thousands of dollars)
Balance as of January 1, 2017	$313,327
Net income	11,983
Net transfers from Parent	1,542
Balance as of June 30, 2017	$326,852

Balance as of January 1, 2018	$422,438
Net income	20,860
Net transfers to Parent	(31,912)
Balance as of June 30, 2018	$411,386

The accompanying notes are an integral part of the unaudited condensed financial statements.

Exhibit 99.2

MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2018	2017
	(in thousands of dollars)
Cash flows from operating activities
Net income	$20,860	$11,983
Adjustments to reconcile net income to net cash used in operating activities
Income from equity method investments	(24,865)	(26,532)
Distributions of earnings received from equity method investments	24,865	26,532
Deferred income taxes	—	(26,982)
Stock-based compensation	—	236
Loss from disposition of equity method investments	—	480
Net cash provided by (used in) operating activities	20,860	(14,283)

Cash flows from investing activities
Distributions in excess of earnings received from equity method investments	11,052	13,856
Proceeds from disposition of equity method investments	—	(879)
Net cash provided by investing activities	11,052	12,977

Cash flows from financing activities
Net transfers (to) from Parent	(31,912)	1,306
Net cash (used in) provided by financing activities	(31,912)	1,306

Net change in cash	—	—
Cash at beginning of the period	—	—
Cash at end of the period	$—	$—

The accompanying notes are an integral part of the unaudited condensed financial statements.

Exhibit 99.2

MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
(in thousands of dollars unless otherwise indicated)

1. Business

As of June 30, 2018, Mardi Gras Transportation System Company, LLC (the “Company,” “we,” “us,” or “our) is owned by BP Pipelines (North America) Inc. (“BP Pipelines”), BP Midstream Partners LP (“BPMP”) and the Standard Oil Company (“Standard Oil”), the immediate parent of BP Pipelines, which have interests of 79%, 20%, and 1% in us, respectively. On October 30, 2017, BPMP completed its initial public offering (the “IPO”). Immediately prior to the contribution of the IPO, BP Pipelines contributed a 20% managing member interest in the Company to BPMP.

During the second quarter of 2017, BP America Inc. (“BPA” or “Parent”), a Delaware corporation and wholly owned subsidiary of BP p.l.c., a Securities and Exchange Commission (“SEC”) registrant, contributed 1% of Mardi Gras Transportation System Inc. to Standard Oil and 99% to BP Pipelines. Following the contribution, Mardi Gras Transportation System Inc. was converted to a Delaware limited liability company (“LLC”) and renamed Mardi Gras Transportation Company on May 1, 2017.

The accompanying condensed financial statements present, on a historical cost basis, the condensed assets, liabilities, revenues and expenses related to the Company. We did not operate as a separate, stand-alone entity but as a part of our Parent, and our results of operations have been reported in our Parent’s condensed consolidated financial statements.

We are a Delaware corporation which, as of June 30, 2018 holds the following investments:

•
A 56% ownership interest in Caesar Oil Pipeline Company LLC (“Caesar”), which owns approximately 115 miles of pipeline connecting platforms in the Southern Green Canyon area of the Gulf of Mexico with two connecting carrier pipelines.

•
A 53% ownership interest in Cleopatra Gas Gathering Company LLC (“Cleopatra”), which owns an approximately 115 mile gas gathering pipeline system and provides gathering and transportation for multiple gas producers in the Southern Green Canyon area of the Gulf of Mexico to the Manta Ray pipeline.

•
A 65% ownership interest in Proteus Oil Pipeline Company LLC (“Proteus”), which owns an approximately 70 mile crude oil pipeline system and provides transportation for multiple crude oil producers in the eastern Gulf of Mexico into Endymion pipeline system described below.

•
A 65% ownership interest in Endymion Oil Pipeline Company LLC (“Endymion”), which owns an approximately 90 mile crude oil pipeline system that originates downstream of Proteus and provides transportation for multiple oil producers in the eastern Gulf of Mexico. Endymion, together with Caesar, Cleopatra and Proteus, are referred to as the “Mardi Gras Joint Ventures.”

The remaining interests in each of these pipelines are owned by unaffiliated third-party investors.

Under their respective limited liability company (“LLC”) agreements, each of the Mardi Gras Joint Ventures is managed by a management committee of the respective LLC that owns the pipeline and decisions made by these management committees require approval of two or more members that are not affiliates holding at least 60% of the ownership interests in Proteus and Endymion, and at least 61% of the ownership interests in Caesar and Cleopatra, as applicable, each with certain decisions requiring a higher threshold of approval.

Basis of Presentation

The accompanying condensed financial statements have been prepared on a stand-alone basis and are derived from our Parent’s condensed consolidated financial statements and accounting records. These financial statements reflect the condensed historical results of operations, financial position and cash flows of the Company as if such business had been a separate entity for all periods presented. However, for ease of reference, these financial statements are referred to as those of the Company.

The accompanying condensed statements of operations also include expense allocations for certain functions historically performed by the Parent and not allocated to the Company, including allocations of general corporate expenses related to finance, accounting, treasury, legal, information technology, human resources, shared services, government affairs, insurance, health, safety, security, employee benefits, incentives and severance and environmental functional support. The portion of

Exhibit 99.2
MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
(in thousands of dollars unless otherwise indicated)

expenses that are specifically identifiable to us are directly recorded to the Company, with the remainder allocated on the basis of headcount, revenue, throughput volumes, miles of pipe and other measures. Subsequent to BPMP’s IPO, these expenses are included in the omnibus agreement that is charged to BPMP. The allocation of expenses for that period were derived from an allocation of the omnibus fees.

Our management believes the assumptions underlying the financial statements, including the assumptions regarding the allocation of general corporate expenses from the Parent, are reasonable. Nevertheless, the financial statements may not include all of the expenses that would have been incurred, had we been a stand-alone entity during the years presented and may not reflect our financial position, results of operations and cash flows, had we been a stand-alone entity during the years presented. See details of related party transactions at Note 4 Related Party Transactions.

We do not own or maintain separate bank accounts. The Parent uses a centralized approach to the cash management and funds our operating and investing activities as needed. Accordingly, cash held by the Parent at the corporate level was not allocated to us for either of the years presented. We reflected the cash generated by our operations and expenses paid by our Parent on our behalf as a component of “Net parent investment” on our condensed balance sheets, and as a net distribution to the Parent in our condensed statements of cash flows. We have also not included any interest income on the net cash transfers to the Parent.

The accompanying condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

The financial statements as of and for the six months ended June 30, 2018 and 2017, included herein, are unaudited. These financial statements include all known accruals and adjustments necessary, in the opinion of management, for a fair presentation of the results of operations, the condensed financial position of the Company and cash flows. Unless otherwise specified, all such adjustments are of a normal and recurring nature. These condensed financial statements should be read in conjunction with our audited financial statements and the notes thereto as of December 31, 2017 and 2016 and for each of the three years in the periods ended December 31, 2017, 2016, and 2015. The results for the six months ended June 30, 2018 and 2017, are not necessarily indicative of the results to be expected for the full year.

2. Summary of Significant Accounting Policies

There have been no significant changes to our accounting policies as disclosed in Note 2 - Summary of Significant Accounting Policies in our 2017 annual audited financial statements and footnotes.

3. Recent Accounting Pronouncements

There are no recently issued accounting pronouncements in the current year that we have not yet adopted that we believe is applicable or would have a material impact on our financial statements. For additional information on accounting pronouncements issued prior to December 2017, see Note 3 - Recent Accounting Pronouncements in our 2017 annual audited financial statements and footnotes.

4. Related Party Transactions

Related party transactions include transactions with our Parent and our Parents’ affiliates, including those entities, in which our Parent has an ownership interest but does not have control.
Cash Management Program

We participate in our Parent’s centralized cash management and funding system. Our working capital and capital expenditure requirements have historically been part of the corporate-wide cash management program for our Parent. As part of this program, our Parent maintains all cash generated by our operations, and cash required to meet our operating and investing needs is provided by our Parent as necessary. Net cash generated from or used by our operations is reflected as a component of “Net parent investment” on the accompanying condensed balance sheets and as “Net transfers to Parent” on the accompanying condensed statements of cash flows. No interest income has been recognized on net cash kept by our Parent since, historically, we have not charged interest on intercompany balances.

Exhibit 99.2
MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
(in thousands of dollars unless otherwise indicated)

Related Party Expense

All employees performing services on behalf of our operations are employees of our Parent. Personnel and operating costs incurred by our Parent on our behalf were charged to us and included in General and administrative expenses-related parties in the accompanying condensed statements of operations. Our Parent also procures our insurance policies on our behalf and performs certain general corporate functions for us related to finance, accounting, treasury, legal, information technology, human resources, shared services, government affairs, insurance, health, safety, security, employee benefits, incentives and severance and environmental functional support.

For the six months ended June 30, 2018, we were allocated expenses of $2,128 related to the omnibus agreement for general and administrative services provided by BP Pipelines and its affiliates.

For the six months ended June 30, 2017, we were allocated indirect general corporate expenses incurred by our Parent of $2,173, which were included within General and administrative - related parties in the accompanying condensed statements of operations. These allocated general corporate costs relate primarily to the wages and benefits of our Parent’s employees that support our operations. Expenses incurred by our Parent on our behalf have been allocated to us on the basis of direct usage when identifiable. Where costs incurred by our Parent could not be determined to relate to us by specific identification, these costs were primarily allocated to us on the basis of headcount, throughput volumes, miles of pipe and other measures. The expense allocations have been determined on a basis that both we and our Parent consider to be a reasonable reflection of the utilization of services provided or the benefit received by us during the periods presented. The allocations may not, however, fully reflect the expenses we would have incurred as a separate company for the periods presented.

We are covered by the insurance policies of our Parent. Our insurance expense was $1,877 and $5,444 for the six months ended June 30, 2018 and 2017, respectively, which was included within Operating expenses - related parties in the accompanying condensed statements of operations.

Pension and Retirement Savings Plans

Prior to BPMP’s IPO, employees who directly or indirectly support our operations participate in the pension, post-retirement health insurance, and defined contribution benefit plans sponsored by our Parent and include other subsidiaries of our Parent. Our share of pension and postretirement health insurance costs within General and administrative- related parties was $127 for the six months ended June 30, 2017. Our share of defined contribution benefit plan cost within General and administrative-related parties was $90 for the six months ended June 30, 2017. Subsequent to BPMP's IPO, our portion of the pension and defined contribution benefit plan expense is included in the administrative fee allocated to us in relation to the omnibus agreement.

 Share-based Compensation

Our Parent operates share option plans and equity-settled employee share plans. These plans typically have a three year performance or restricted period during which the units accrue net notional dividends, which are treated as having been reinvested. Leaving employment will normally preclude the conversion of units into shares, but special arrangements apply for participants that leave for qualifying reasons.

Certain employees of our Parent supporting our operations were historically granted these types of awards. Prior to the IPO, these share-based compensation costs were allocated to us as part of the cost allocations from our Parent. These costs totaled $236 for the six months ended June 30, 2017. Share-based compensation expense is included in General and administrative-related parties in the accompanying condensed statements of operations. Subsequent to the IPO, the share-based compensation related to the employees of our Parent who provide services to us is included in the fee charged to us in relation to the omnibus agreement.

Exhibit 99.2
MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
(in thousands of dollars unless otherwise indicated)

5. Equity Method Investments

We account for our ownership interests in the Mardi Gras Joint Ventures using the equity method for financial reporting purposes. Our financial results include our proportionate share of the Mardi Gras Joint Ventures’ net incomes, which are reflected in Income from equity method investments on the condensed statements of operations.

 Summarized financial information for each of our equity method investments on a 100% basis for the six months ended June 30, 2018 and 2017 are as follows:

	Six Months Ended June 30, 2018
	Caesar	Cleopatra	Proteus	Endymion	Total
Statement of operations data
Revenue	$21,435	$10,983	$16,905	$18,428	$67,751
Operating expenses	7,427	4,691	6,271	8,228	26,617
Net income	14,008	6,292	10,634	10,420	41,354

	Six Months Ended June 30, 2017
	Caesar	Cleopatra	Proteus	Endymion	Total
Statement of operations data
Revenue	$24,661	$12,626	$15,247	$16,873	$69,407
Operating expenses	6,088	4,821	6,738	6,929	24,576
Net income	18,573	7,805	8,509	9,944	44,831

The table below summarizes the balances and activities related to each of our equity method investments that we recorded for six months ended June 30, 2018 and 2017:

	Six Months Ended June 30, 2018
	Caesar	Cleopatra	Proteus	Endymion	Total
Beginning Balance	$123,586	$123,512	$87,144	$88,196	$422,438
Distributions	(10,597)	(5,300)	(10,075)	(9,945)	(35,917)
Income from equity method investments	7,845	3,335	6,912	6,773	24,865
Ending Balance	$120,834	$121,547	$83,981	$85,024	$411,386

	Six Months Ended June 30, 2017
	Caesar	Cleopatra	Proteus	Endymion	Total
Beginning Balance	$128,597	$126,525	$95,005	$93,509	$443,636
Distributions	(13,720)	(6,095)	(10,725)	(9,848)	(40,388)
Income from equity method investments	10,402	4,137	5,530	6,463	26,532
Ending Balance	$125,279	$124,567	$89,810	$90,124	$429,780

Exhibit 99.2
MARDI GRAS TRANSPORTATION SYSTEM COMPANY, LLC
(AN INDIRECT WHOLLY OWNED SUBSIDIARY OF BP P.L.C)
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
(in thousands of dollars unless otherwise indicated)

6. Income Taxes

Subsequent to our tax status change on October 1, 2017, we are not a taxable entity for U.S. federal and state income tax purposes. Taxes on our net income are generally borne by our partners through the allocation of taxable income. The financial statements, therefore, do not include a provision for income tax after the tax status change date of October 1, 2017. Prior to the tax status change the Company recorded income tax expenses of $6,452 for the six months ended June 30, 2017.

7. Commitments and Contingencies

Legal Proceedings

Our Parent and certain affiliates are named defendants in lawsuits and governmental proceedings that arise in the ordinary course of our business. For each of our outstanding legal matters, we evaluate the merits of the case, our exposure to the matter, possible legal or settlement strategies and the likelihood of an unfavorable outcome. While there are still uncertainties related to the ultimate costs we may incur, based upon our evaluation and experience to date, we do not expect that the ultimate resolution of these matters will have a material adverse effect on our financial position, operating results, or cash flows.

8. Subsequent Events

We have evaluated subsequent events through October 25, 2018, the date the condensed financial statements were issued. Based on this evaluation, it was determined that no subsequent events occurred that require recognition or disclosure in the condensed financial statements and the accompanying footnotes.